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                                                                   EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use in this registration statement of our reports dated March 28, 2001 included herein and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
_______________________________________________________________________________
ARTHUR ANDERSEN LLP
Los Angeles, California
November 15, 2001

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